Long-term Financing Arrangements - 10K	5 Months Ended
Oct. 15, 2023
Debt Disclosure [Abstract]
Long-term Financing Arrangements	Long-term Financing Arrangements
Long-term financing arrangements consists of the following:

	April 30, 2023	April 24, 2022
PPP and SBA loans	$500	$8,789
Term loans	22,500	5,598
Equipment loan	11,500	—
Convertible notes	5,000	5,000
Finance obligation	3,995	4,488
Other	127	180
Less: Unamortized debt issuance costs and discounts	(6,367)	(109)
Total	37,255	23,946
Less: Current portion	(1,044)	(10,126)
Long-term notes payable	$36,211	$13,820
In fiscal years 2023 and 2022, the Company recorded a gain on extinguishment of debt for forgiveness of loans, which consists of the following:

	Fiscal Year Ended
	April 30, 2023	April 24, 2022	April 25, 2021
Forgiveness of PPP loans and accrued interest	$8,458	$2,728	$—
Extinguishment of residual issuance cost	(93)	—	—
Other	(10)	72	388
Total	$8,355	$2,800	$388
PPP & SBA Loans
In April 2020, the Company executed a loan pursuant to the Paycheck Protection Program (“PPP”) loans, which was administered by the Small Business Association (“SBA”) under the CARES Act and the PPP Flexibility Act of 2020, for $7,725.
During the fiscal year ended April 25, 2021, the Company executed three PPP loans totaling $3,265. Each PPP loan matured two years after issuance. The interest rate on each PPP loan was 1.0% annually.
As authorized by the provisions of the CARES Act, the Company applied for forgiveness of the PPP loans. In fiscal years 2023 and 2022, the Company recorded a gain on the extinguishment of debt for $8,458 and $2,728, respectively, which includes accrued interest.
During fiscal year 2021, the Company borrowed $150 under the SBA loan agreement and during the fiscal year ended April 24, 2022, the Company amended its loan with the SBA to increase the borrowing capacity to $500 and subsequently borrowed an additional $350 under the amended agreement. The loan is payable in monthly installments of $3, including interest at 3.75% annually, and matures on June 6, 2050. As of April 30, 2023 and April 24, 2022, the principal outstanding is $500.
Term Loans
On March 7, 2023, the Company entered into a term loan facility, consisting of two tranches and detachable warrants (see Note 14), with Silverview Credit Partners LP for $35,000 that matures on June 7, 2027. As part of the transaction, the Company repaid $5,598 of term loans with Live Oak Banking Company. The interest rate on the term loan is 15%, as of April 30, 2023, payable monthly, and is collateralized by the assets of the business. At each six-month interval beginning in March of fiscal year 2024, the Company shall repay a principal amount consistent with the maturity table below. As of April 30, 2023, the principal outstanding is $22,500 related to Tranche 1.
The term loan facility has a second tranche that allows the Company to draw an additional $12,500 solely during the Tranche 2 loan availability period which is ending the earlier of September 7, 2024, or the date on which obligations shall become due and payable in full per the loan agreement. Under the Tranche 2 loan, the Company can borrow $2,500 per draw for each of five new store openings ($12,500 in aggregate).
The Company had no borrowings outstanding under Tranche 2 loan as of April 30, 2023.
In relation to the above term loans, the Company incurred debt issuance costs and discounts of $5,182, of which $1,354 was debt issuance costs, $2,421 was debt discount, and $1,407 was a loan commitment asset within other long-term assets on the Consolidated Balance Sheet as of April 30, 2023 (see Note 5).
Equipment Loan
On April 19, 2023, the Company entered into a subordinated equipment loan of $11,500 and detachable warrants (see Note 14) with Granite Creek Capital Partners LLC that matures on April 19, 2028. The interest rate on the loan is 12% as of April 30, 2023 and is payable monthly. The loan is collateralized by the specific furniture, fixture, and equipment assets of the business. The outstanding principal will be repaid in quarterly installments equal to $431 on the last day of each calendar quarter commencing on September 30, 2024.
In relation to the equipment loan, the Company incurred debt issuance costs and discounts of $2,770, of which $76 is recorded as debt issuance costs and $2,694 is recorded as a debt discount.
Convertible Notes
On June 4, 2021, the Company entered into two convertible note agreements for $5,000 in the aggregate. The convertible notes accrue interest at 1.07% annually and mature on June 4, 2025. Holders of the convertible notes have the right, at their option, to convert all of the outstanding principal and accrued interest to shares of common stock equal to the quotient of (i) the outstanding principal on the convertible note divided by (ii) the Conversion Price of $10 per share. If the holders elect not convert the loans, they are entitled to an annual premium payment equal to 6.93% of the outstanding principal amount owed. As of April 30, 2023, and April 24, 2022, accrued interest related to the premium on the convertible notes is $660 and $308, respectively.
Finance Obligation
In 2011, the Company entered into a failed sale leaseback at its Northbrook, Illinois location. The Company sold the building, fixtures, and certain personal property and assigned the ground lease to a new lessor. The Company received $7,000 from the transaction, which was accounted for as a financing obligation with repayment terms of 15 years. The obligation is repaid in monthly installment payments which include principal and interest at an 8.15% annual rate. As of April 30, 2023 and April 24, 2022, the principal outstanding is $3,995 and $4,488, respectively.
Other Loans
In November 2019, the Company entered into seven notes payable with Ascentium Capital LLC with the outstanding principal of $127 and $180 as of April 30, 2023 and April 24, 2022, respectively, that all mature on
November 14, 2024. The notes are payable in monthly installment payments ranging from $0.6 and $0.8, including interest at the fixed rate of 8.50% as of April 30, 2023 and April 24, 2022, respectively.
Debt Maturities
Below are the Company’s principal payment maturities as of April 30, 2023, by fiscal year:

2024	$1,044
2025	3,124
2026	9,604
2027	7,125
2028	22,225
Thereafter	500
Total	$43,622
The Company is required to maintain certain financial covenants as well as certain affirmative and negative covenants under its debt arrangements. For example, the term loan requires the Company to maintain a minimum liquidity of $1 million of cash and cash equivalents and a maintenance of a minimum net leverage ratio at the end of each semiannual period beginning from September 2023. No restrictions on dividends apply as long as the Company maintains the applicable financial, affirmative, and negative covenants per its debt arrangements. In August 2023, the Company amended its term loan agreement whereby first covenant measurement period begins in March 2024. The Company loan agreements contain events of default with respect to, among other things, default in the payment of principal when due or the payment of interest, fees, and other amounts due thereunder after a specific grace period, material misrepresentations and failure to comply with covenants. The Company was in compliance with its debt covenants at April 30, 2023.